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                                                                EXHIBIT 10(j)(i)









       SUMMARY OF EXTENSION OF THE EXCESS COVERAGE DIRECTORS AND OFFICERS
             LIABILITY INSURANCE POLICY NO. 483-73-56 (THE "POLICY")








The Policy has been extended to August 11, 1998. The annual premium for the period August 11, 1997 to August 11, 1998 is $90,000.